Exhibit 99.1

KCAP FINANCIAL INC.

KCAP FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 31, 2018, a subsidiary of KCAP Financial, Inc. (the “Company”) completed the sale (the “AMA Sale”) of three of its wholly-owned asset management subsidiaries: Trimaran Advisors, L.L.C., Trimaran Advisors Management, L.L.C. and Katonah Debt Advisors, L.L.C. (together, the “Disposed Asset Manager Affiliates”).

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 included in Exhibit 99.1 has been prepared giving effect to the AMA Sale as if it was completed on September 30, 2018.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 included in Exhibit 99.1 have been prepared giving effect to the AMA Sale as if it occurred on January 1, 2017, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company had the AMA Sale been completed as of the beginning of the earliest period presented, nor indicative of future results of operations or future financial position of the Company. The unaudited pro forma condensed consolidated financial statements should be read in connection with the historical consolidated financial statements and notes thereto of the Company, included as Item 8 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and as Item 1 in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

The unaudited pro forma condensed consolidated financial statements reflect management’s best estimates based on currently available information.

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 KCAP FINANCIAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

 AS OF SEPTEMBER 30, 2018

ASSETS	KCAP Financial, Inc.	Asset Manager Affiliates Disposed	Pro Forma
Investments at fair value:
Short term investments	$24,431,512	$33,800,000	$58,231,512
Debt securities	139,799,027	—	139,799,027
CLO Fund Securities managed by affiliates	45,531,058	(45,531,058)	—
CLO Fund Securities managed by non-affiliates	2,452,873	45,531,058	47,983,931
Equity Securities	4,079,336	—	4,079,336
Asset Manager Affiliates	35,818,000	(33,818,000)	2,000,000
Joint Venture	21,373,570	—	21,373,570
Total Investments	273,485,375	(18,000)	273,467,376
Cash and restricted cash	2,701,724	12,805	2,714,529
Due from affiliates	935,120	(12,830)	922,290
Other assets	2,616,634	—	2,616,634
Total Assets	$279,738,854	$(18,025)	$279,720,829

LIABILITIES
Borrowings	$103,735,536	$—	$103,735,536
Other liabilities	2,094,686	—	2,094,686
Due to affiliates	127	(25)	102
Total liabilities	105,830,349	(25)	105,830,324

COMMITMENTS AND CONTINGENCIES	—	—	—

STOCKHOLDERS' EQUITY
Common stock	373,492	—	373,492
Capital in excess of par value	330,404,400	—	330,404,400
Excess distribution of net investment income	(13,201,062)	—	(13,201,062)
Accumulated net realized losses	(86,338,209)	(17,791,230)	(104,129,439)
Net unrealized depreciation on investments	(57,330,116)	17,773,230	(39,556,886)
Total stockholders' equity	173,908,505	(18,000)	173,890,505
Total liabilities and stockholders' equity	$279,738,854	$(18,025)	$279,720,829

Net asset value per common share	$4.66	$—	$4.66

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

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 KCAP FINANCIAL, INC.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	KCAP Financial, Inc.	Asset Manager Affiliates Disposed	Pro Forma
Investment income:
Interest from investments in debt securities	$12,857,664	$2,028,000	$14,885,664
Interest from cash and time deposits	71,183	—	71,183
Investment income on CLO Fund Securities managed by affiliates	4,428,032	(4,428,032)	—
Investment income on CLO Fund Securities managed by non-affiliates	292,694	4,428,032	4,720,726
Dividends from Asset Manager Affiliates	920,000	—	920,000
Investment income - Joint Venture	2,150,000	—	2,150,000
Capital structuring service fees	114,097	—	114,097
Total investment income	20,833,670	2,028,000	22,861,670

Expenses:
Interest expense	5,582,467	—	5,582,467
Operating expenses	7,307,010	1,380,056	8,687,066
Total expenses	12,889,477	1,380,056	14,269,533

Net Investment Income	7,944,193	647,944	8,592,137

Realized and Unrealized Gains (Losses) On Investments:
Net realized losses from investment transactions	(137,336)	—	(137,336)
Net change in unrealized (depreciation (appreciation) on:
Debt securities	(2,357,578)	—	(2,357,578)
Equity securities	(335,348)	—	(335,348)
CLO Fund Securities managed by affiliates	(325,678)	325,678	—
CLO Fund Securities managed by non-affiliates	200,723	(325,678)	(124,955)
Asset Manager Affiliates investments	(2,031,000)	2,031,000	—
Joint Venture Investment	(142,430)	—	(142,430)
Total net change in unrealized appreciation (depreciation)	(4,991,311)	2,031,000	(2,960,311)
Net realized and unrealized appreciation (depreciation) on investments	(5,128,647)	2,031,000	(3,097,647)
Realized losses on extinguishments of Debt	(169,074)	—	(169,074)
Net Increase (Decrease) In Stockholders' Equity Resulting from Operations	$2,646,472	$2,678,944	$5,325,416

Net Increase (Decrease) In Stockholders' Equity Resulting from Operations per Common Share:
Basic	$0.07	$0.07	$0.14
Diluted	$0.07	$0.07	$0.14

Net Investment Income per Common Share:
Basic	$0.21	$0.02	$0.23
Diluted	$0.21	$0.02	$0.23

Weighted Average Shares of Common Stock Outstanding - Basic	37,354,449	—	37,354,449
Weighted Average Shares of Common Stock Outstanding - Diluted	37,354,449	—	37,354,449

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

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 KCAP FINANCIAL, INC.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED DECEMBER 31, 2017

	KCAP Financial, Inc.	Asset Manager Affiliates Disposed	Pro Forma
Investment income:
Interest from investments in debt securities	$15,063,193	$3,054,400	$18,117,593
Interest from cash and time deposits	71,934	—	71,934
Investment income on CLO Fund Securities managed by affiliates	10,807,490	(10,807,490)	—
Investment income on CLO Fund Securities managed by non-affiliates	420,766	10,807,490	11,228,256
Dividends from Asset Manager Affiliates	460,000	—	460,000
Investment income - Joint Venture	949,037	—	949,037
Capital structuring service fees	491,279	—	491,279
Total investment income	28,263,699	3,054,400	31,318,099

Expenses:
Interest expense	7,661,407	—	7,661,407
Operating expenses	9,583,161	1,840,075	11,423,236
Total expenses	17,244,568	1,840,075	19,084,643

Net Investment Income	11,019,131	1,214,325	12,233,456

Realized and Unrealized Gains (Losses) On Investments:
Net realized losses from investment transactions	(6,899,044)	(17,161,230)	(24,060,274)
Net change in unrealized (depreciation) appreciation on:
Debt securities	4,194,914	—	4,194,914
Equity securities	(823,671)	—	(823,671)
CLO Fund Securities managed by affiliates	2,102,279	(2,102,279)	—
CLO Fund Securities managed by non-affiliates	(85,671)	2,102,279	2,016,608
Asset Manager Affiliates investments	1,401,000	17,143,230	18,544,230
Joint Venture Investment	(3,398,858)	—	(3,398,858)
Total net change in unrealized appreciation (depreciation)	3,389,993	17,143,230	20,533,223
Net realized and unrealized appreciation (depreciation) on investments	(3,509,051)	(18,000)	(3,527,051)
Realized losses on extinguishments of Debt	(4,121,998)	—	(4,121,998)
Net Increase (Decrease) In Stockholders' Equity Resulting from Operations	$3,388,082	$1,196,325	$4,584,407

Net Increase (Decrease) In Stockholders' Equity Resulting from Operations per Common Share:
Basic	$0.09	$0.03	$0.12
Diluted	$0.09	$0.03	$0.12

Net Investment Income per Common Share:
Basic	$0.30	$0.03	$0.33
Diluted	$0.30	$0.03	$0.33

Weighted Average Shares of Common Stock Outstanding - Basic	37,235,130	—	37,235,130
Weighted Average Shares of Common Stock Outstanding - Diluted	37,235,130	—	37,235,130

Refer to accompanying notes to unaudited pro forma condensed consolidated financial statements.

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KCAP FINANCIAL INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 is presented as if the AMA Sale had been completed on September 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 reflect adjustments related to the AMA Sale as if it had been completed on January 1, 2017, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and, in the opinion of management, reflect all necessary adjustments that are: (i) directly attributable to the AMA Sale; (ii) factually supportable; and (iii) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the results of the Company.

2. Asset Manager Affiliates Disposition

Adjustments to the unaudited pro forma condensed consolidated balance sheet at September 30, 2018 reflect adjustments to:

•	Exclude the value of the Disposed Asset Manager Affiliates, with the AMA Sale proceeds reflected in short term investments

•	Reclassify debt and subordinated securities issued by collateralized loan obligation funds (“CLO Fund Securities”) managed by affiliates to CLO Fund Securities managed by non-affiliates

•	Reflect the assumed repayment of all balances due to or from the Disposed Asset Manager Affiliates

•	Reclassify the unrealized loss on the Disposed Asset Manager Affiliates to accumulated net realized losses

Adjustments to the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 reflect adjustments to:

•	Reflect investment income from debt securities which are assumed to have been purchased with the proceeds of the AMA Sale

•	Reclassify investment income and unrealized gains/losses on CLO Fund Securities managed by affiliates to Investment income and unrealized gains/losses on CLO Fund Securities managed by non-affiliates

•	Recognize expenses which would have been allocated to the Disposed Asset Manager Affiliates

•	Reclassify the unrealized loss on the Disposed Asset Manager Affiliates to net realized losses (year-ended December 31, 2017 only)

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